CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA



                          Webster City Federal Bancorp



                         FULLY PAID AND NON-ASSESSABLE
                              PAR VALUE $0.10 EACH



                                                  THE SHARES REPRESENTED BY THIS
                                                      CERTIFICATE ARE SUBJECT TO
                                                  RESTRICTIONS; SEE REVERSE SIDE


THIS CERTIFIES that                                              is the owner of




                           SHARES OF COMMON STOCK OF


                          Webster City Federal Bancorp
                             a Federal corporation


     The shares evidenced by this certificate are transferable only on the books of Webster City Federal Bancorp by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN  WITNESS   WHEREOF,   Webster  City  Federal  Bancorp  has  caused  this
certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.


By____________________________       [SEAL]        By___________________________
  KATHIE R. HIGHLAND,                                PHYLLIS A. MURPHY,
  CORPORATE SECRETARY                                PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER

     The Board of Directors of Webster City Federal Bancorp (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this Certificate may not be cumulatively voted on any matter.

     Special meetings of the Company's stockholders relating to a change in control of the Company or to an amendment of the Charter of the Company may be called only by the Company's Board of Directors. Special meetings of the stockholders for any other purpose or purposes shall be called upon the written request of the holders of not less than 10% of all the outstanding capital stock of the Company entitled to vote at the meeting.

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM - as tenants in common       UNIF GIFT MIN ACT-_______Custodian_________
                                                       (Cust)           (Minor)
TEN ENT - as tenants by the entireties
                                               Under Uniform Gifts to Minors Act
JT TEN - as joint tenants with right
of survivorship and not as
tenants in common(State)

Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

-------------------------------------------------------------------- Shares of
the  Common  Stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably   constitute   and  appoint   ______________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated ___________________________

In the presence of                             Signature:


----------------------------------             ---------------------------------


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.